UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 28, 2006

                            REINHOLD INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

  DELAWARE                                0-18434                  13-2596288
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(State or other jurisdiction       (Commission File Number)    (I.R.S. Employer
 of incorporation or organization)                           Identification No.)

12827 East Imperial Highway, Santa Fe Springs, California              90670
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (562) 944-3281
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
  230.425) ? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange
  Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS

         On February 28, 2006, the Registrant announced that it has engaged TM Capital Corp. to explore strategic alternatives for the enhancement of shareholder value, including a possible sale of the Registrant. The Registrant cannot give assurance that it will consummate a sale or other strategic alternative. The Registrant does not expect to update its progress or disclose developments with respect to the exploration of strategic alternatives unless and until the Registrant's Board of Directors has approved a definitive transaction.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable
         (b)      Not applicable
         (c)      Not applicable
         (d)      Exhibits


         99       Press Release dated February 28, 2006

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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              REINHOLD INDUSTRIES, INC.


Date:  February 28, 2006      By:   /s/ Brett Meinsen
                              -----------------------
                              Name:  Brett Meinsen
                              Title:    Treasurer